Exhibit 10.15

DATED SEPTEMBER, 15 2010

LIPOXEN TECHNOLOGIES, LTD.

- and -

BAXTER HEALTHCARE CORPORATION AND BAXTER HEALTHCARE SA

AMENDMENT NUMBER FIVE TO THE EXCLUSIVE RESEARCH,

DEVELOPMENT AND LICENSE AGREEMENT

PARTIES

(1)	LIPOXEN TECHNOLOGIES, LTD. whose registered office is at London Bioscience Innovation Centre, 2 Royal College St., London NWI ONH, England (“LIPOXEN”).

(2)	BAXTER HEALTHCARE CORPORATION having its principal place of business at One BAXTER Parkway, Deerfield, Illinois 60015 (“BHC”)

(3)	BAXTER HEALTHCARE SA, a corporation organized and exiting under the laws of Switzerland having its principal place of business at Hertistr.28304, Wallisellen, Switzerland (“BHSA”)(BHC and BHSA collectively referred to as “BAXTER”).

INTRODUCTION

(A)	WHEREAS, LIPOXEN entered into an Exclusive Research, Development and License Agreement (hereinafter the “AGREEMENT”) with BAXTER on August 15, 2005;

(B)	WHEREAS, the PARTIES have amended the AGREEMENT pursuant to four previous Amendment Agreements;

(C)	WHEREAS, the PARTIES desire to further amend the AGREEMENT in accordance with and subject to the provisions of this AMENDMENT NUMBER FIVE (“AMENDMENT”);

(D)	WHEREAS, pursuant to Section 8.1 of the AGREEMENT and Schedule III, as amended in AMENDMENT NUMBER TWO, BAXTER [***] upon completion of the MILESTONE EVENT of “IND acceptance (or European equivalent)” (defined in this AMENDMENT as the “IND ACCEPTANCE MILESTONE PAYMENT”);

(E)	WHEREAS, the PARTIES have agreed that BAXTER [***] to LIPOXEN a [***] such [***] constituting [***] of the IND ACCEPTANCE MILESTONE PAYMENT;

(F)

WHEREAS, LIPOXEN in recognition of BAXTER’s [***] of the IND ACCEPTANCE [***] agrees to: (1) delete Schedule III as amended in AMENDMENT NUMBER TWO and replace said schedule with a new Schedule III as attached hereto this AMENDMENT, such that in recognition of the [***] the MILESTONE EVENT of “IND acceptance (or European equivalent” is no longer a [***] by BAXTER to LIPOXEN; and, (2) [***] the Due Diligence Milestone Dates by which BAXTER is to complete certain Due Diligence

Milestone Events, said Dates being set forth in Schedule IV, as amended by the Parties in a Letter Agreement on August 7, 2007 that was formalized in AMENDMENT NUMBER FOUR, so such Due Diligence Milestone Dates more [***] of a [***] and provide a sufficient time period if an [***] is required beyond the [***] Due Diligence Milestone Dates as set forth in this AMENDMENT;

(G)	WHEREAS, LIPOXEN in recognition of BAXTER’s [***] of the [***] has provided BAXTER a [***] which [***] with this AMENDMENT, for a [***] at an agreed upon [***] and the right, but not the obligation, of BAXTER [***] the [***] The terms of the [***] are conditional [***] shareholders of Lipoxen of a [***] of Lipoxen with authority to [***] being subject to [***] in relation to [***] at the next general meeting of Lipoxen. Lipoxen and in particular the directors of Lipoxen, undertake to use their best efforts to [***] of [***]. ([***] attached hereto as Exhibit C)

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AMENDMENT and in accordance with and subject to the terms and conditions specified below the PARTIES agree as follows:

AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the AGREEMENT as provided below. Capitalized terms used in this AMENDMENT that are not otherwise defined herein shall have the meanings provided in the AGREEMENT.

1.	“FIFTH AMENDMENT COMMENCEMENT DATE” means September 15, 2010.

2.	Incorporation of the AGREEMENT. All capitalized terms which are not defined herein shall have the meaning as set forth in the AGREEMENT and the AGREEMENT, to the extent not inconsistent with this AMENDMENT, is incorporated here by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the AGREEMENT are inconsistent with the amendments set forth herein below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the AGREEMENT shall remain in force and effect and its provisions shall be binding on the parties thereto.

3.	Upon entry of the PARTIES into this AMENDMENT, BAXTER a [***] LIPOXEN the [***] (the “[***]”) no later than [***] following the FIFTH AMENDMENT COMMENCEMENT DATE. The PARTIES acknowledge that:- (a) payment of the [***] cannot be extended or deferred by the [***] referred to in Section 9.3 of the AGREEMENT; and (b) the obligations in this SECTION 3 of the AMENDMENT shall survive termination or expiry of the AGREEMENT.

4.	The parties acknowledge that the value of the [***] is equivalent to the value of the [***] LIPOXEN hereby acknowledges that in return for [***] LIPOXEN agrees to:- (a) delete Schedule III, as amended in AMENDMENT NUMBER TWO, and replace it with the Schedule III attached hereto as Exhibit A as set forth supra in Section 5a of this AMENDMENT; and (b) amend Schedule IV attached hereto as Exhibit B as set forth supra in Section 5b of this AMENDMENT.

5.	Amendment of the Agreement. The AGREEMENT is hereby amended as follows:

a.	Amendment of SCHEDULE III. SCHEDULE III to the AGREEMENT, as amended in AMENDMENT NUMBER TWO, is with effect from the FIFTH AMENDMENT COMMENCEMENT DATE deleted in its entirety and shall be replaced with the schedule attached to this AMENDMENT as Exhibit A.

b.	Amendment of SCHEDULE IV. SCHEDULE IV to the AGREEMENT, as amended in a Letter Agreement between the Parties on August 7, 2007, that was formalized in AMENDMENT NUMBER FOUR, is with effect from the AMENDMENT FIVE COMMENCEMENT DATE deleted in its entirety and shall be replaced with the schedule attached to this AMENDMENT as Exhibit B.

c.	The following definitions shall be inserted into the AGREEMENT with effect from the AMENDMENT FIVE COMMENCEMENT DATE:-

“DUE DILIGENCE MILESTONE EVENT”, “DUE DILIGENCE MILESTONE DATES” and “DUE DILIGENCE EXTENSION PAYMENTS” means the due diligence milestone events, the due diligence milestone dates and the payments to extend the DUE DILIGENCE MILESTONE DATES set out in SCHEDULE IV.

d.	With effect from the FIFTH AMENDMENT COMMENCEMENT DATE, the final sentence of SECTION 8.2 of the AGREEMENT (which commences with the words “BAXTER shall” and which ends with the words “milestone date”) shall be deleted and shall be replaced by the following:-

BAXTER shall:-

(a) [***] DUE DILIGENCE EXTENSION PAYMENT [***] to DUE DILIGENCE MILESTONE 1 [***] MILESTONE PAYMENTS [***] to LIPOXEN under the AGREEMENT;

(b) [***] DUE DILIGENCE MILESTONE EXTENSION PAYMENT (if paid) relating to DUE DILIGENCE MILESTONE 2 from any MILESTONE PAYMENT [***] anywhere in the world; and

(c) be entitled to [***] DUE DILIGENCE MILESTONE EXTENSION PAYMENT (if paid) [***] to DUE DILIGENCE MILESTONE 3 from any MILESTONE PAYMENT which [***]

e.	SECTION 15.6 of the AGREEMENT shall with effect from the FIFTH AMENDMENT COMMENCEMENT DATE be amended by deletion of the final paragraph (which begins with the words “For purposes of clarification” and which ends in the words “(or European equivalent).”

6.	Miscellaneous

a.	Full Force and Effect. Except as expressly amended by this AMENDMENT, the AGREEMENT, and previous Amendments thereto, shall remain unchanged and continue in full force and effect as provided therein.

b.	Entire Agreement of the Parties. This AMENDMENT and the AGREEMENT constitute the complete final and exclusive understanding and agreement of the BAXTER and LIPOXEN with respect to the subject matter of the AGREEMENT, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between BAXTER and LIPOXEN respecting the subject matter of the AGREEMENT.

c.	Counterparts. This AMENDMENT may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this AMENDMENT may be executed my facsimile or other electronic means.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT in duplicate originals by their authorized officers as of the Effective Date of the AMENDMENT.

SIGNED by	/s/ M. Scott Maguire	for	M. Scott Maguire
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:			CEO

Signature:
Name:		[illegible]
Occupation:		[illegible]
Address:		[illegible]

SIGNED by		for

and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Signature:		/s/ Alicia Webb
Name:		Alicia Webb
Occupation:		Corp. Executive Assistant
Address:		1 Baxter Parkway
Deerfield IL 60015

SIGNED by		for
and on behalf of BAXTER HEALTHCARE SA in the presence of

Signature:
Name:
Occupation:
Address:

6

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT in duplicate originals by their authorized officers as of the Effective Date of the AMENDMENT.

SIGNED by	for
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:

Signature:
Name:
Occupation:
Address:

SIGNED by	for
and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Signature:
Name:
Occupation:
Address:

SIGNED by	for
and on behalf of BAXTER HEALTHCARE SA in the precense of

Signature:	/s/ Ignacio Martinez de Lecea	/s/ Pauline Noisel
Name:	Ignacio Martinez de Lecea	Pauline Noisel
Occupation:	Corporate Counsel	Corporate Counsel
Address:

EXHIBIT A

SCHEDULE III

MILESTONE EVENTS AND PAYMENTS

Assuming BAXTER has exercised the option as set forth in Section 2.3, then pursuant to Section 8.1, the following MILESTONE PAYMENTS shall be payable by BAXTER to LIPOXEN upon occurrence of the following MILESTONE EVENTS with respect to all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (as the case may be)(unless paid or part paid as set out in SECTION 8.2 of this AGREEMENT):

MILESTONE EVENTS	MILESTONE PAYMENTS
[***]	[***]

EXHIBIT B

SCHEDULE IV

DUE DILIGENCE MILESTONE EVENTS

BAXTER agrees to meet the due diligence milestone events set forth below by the corresponding date, or if extended, by the corresponding date plus the number of months shown.

Due Diligence Milestone	Due Diligence Milestone Event	Date by which Due Diligence Milestone Event must be met	PAYMENT to extend Due Diligence Milestone Event Date by the following number of months
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

EXHIBIT C

[***]

LIPOXEN PLC

(incorporated in England under the Companies Act 1985

under number 03213174)

Name(s) and address of holder	[***]

Baxter Healthcare S.A.	[***]

Hetristrasse 2

8304 Wallisellen

Switzerland

[***]

[***]

LIPOXEN PLC (“THE COMPANY”) HEREBY CERTIFIES that the above mentioned person is the [***] and is entitled, on the terms and subject to the conditions [***], to [***] in the Company.

EXECUTED AS A [***] BY THE

COMPANY

ACTING BY	/s/ M. Scott Maguire	M. Scott Maguire
CEO
IN THE PRESENCE OF:

/s/ Colin Hill
Director Colin Hill

[***]

1	INTERPRETATION

In and for the purposes of these Conditions and each Subscription Form headings to Conditions are for convenience only and do not affect their meaning and, unless the context otherwise requires:-

1.1	The following words and expressions have the following meanings:

“Adjustment Event”

means the event described in Condition 4.2;

“Auditors”

means the auditors for the time being of the Company, or if they are unwilling to act, an independent firm of accountants agreed between the Company and the [***] or, in the event that they are unable to agree [***] of either party making a proposal as to such firm, as determined by the president for the time being of the Institute of Chartered Accountants on application of either party;

“[***]”

means a notice in such form as the Company shall from time to time reasonably specify for the purpose of [***] to [***] represented by two or more [***] when [***]

“[***]”

has the meaning ascribed to it in Section 548 of the Companies Act 2006;

“[***]”

means the date on which the relative [***] shall have been delivered to the Company in accordance with Condition 3.1;

“[***]”

means [***] each in the Company;

“Register”

means the register maintained pursuant to Condition 6;

“Registered Office”

means London Bioscience Innovation centre, 2 Royal College Street, London, NW1 0NH or such other registered office of the Company as may from time to time be notified to the Warrantholder;

“Specified Number”

means the number of [***] pursuant to the [***] (as adjusted pursuant to Conditions 4.2 - 4.5 if applicable);

“[***]”

means the [***] of exchange for the purchase of pounds sterling with US dollars as published by Bloomberg;

“[***]”

means the form set out at the end of these Conditions or a Combined [***];

“[***]”

means in relation to any [***] such sterling figure as is calculated by multiplying the number of [***] to be [***] as a result of that exercise by the [***];

“[***]”

means the period from, and including, the day following the Company’s next general meeting at which the Condition Precedent is satisfied, until, and including, the 30 June, 2015;

“[***]”

means pounds £         per Ordinary Share, calculated using the [***] of the [***] of the Company on the [***], [***] period ending on the [***] immediately prior to the date of this [***], or, following one or more Adjustment Event, such [***] as is so certified by the Auditors;

“[***]”

means the rights to [***] (to be converted into pounds sterling in accordance with the provisions of Condition 3.5) to [***] pursuant to Condition 2 at the [***];

“[***]”

means a certificate in respect of [***];

“[***]”

means [***] to be issued on [***];

“[***]”

means a person who is for the time being registered in the Register as the [***]

1.2	The Interpretation Act 1978 shall apply hereto in the same way as it applies to an enactment.

2	GRANT OF RIGHTS

2.1	Except for Condition 9, the terms of this [***] and in particular the granting of the [***] pursuant to clause 2.2 below are conditional upon [***] of the Company of a resolution to provide the directors of the Company with authority to [***] without being [***] in relation to [***], at the next general meeting of the Company (the “Condition Precedent”).

2.2	Subject to the satisfaction of the Condition Precedent in connection with which the Company, and in particular the Directors of the Company, undertake to use their best efforts to satisfy by 30 June 2011, the Company [***] the [***] for the [***] at the [***] for each [***] exercised on the terms and subject to the conditions set out in these Conditions.

2.3	The Company hereby grants to the [***] the [***] as a [***] Company. [***] notice to the Company which shall take effect on delivery at its Registered Office or at any meeting of the Board or committee thereof and such appointment shall be subject to satisfaction of the due diligence checks required to be undertaken by the Company’s [***] and to ratification by ordinary resolution at the next general meeting of the Company and the [***] with the terms of the Articles of Association of the Company. In the event that the [***] does not exercise its [***] of the date hereof [***]

3	[***]

3.1	Subject to satisfaction of the Condition Precedent the [***] may [***] all or some of its [***] at any time during the [***] by delivering a [***] representing [***] held by it to the Company at the Registered Office together with a duly completed [***], a remittance for the [***] and evidence satisfactory to the Company of the authority of the person signing the [***] on behalf of that [***]. The [***] shall be entitled to cancel a [***] with the consent of the Company (in which case the [***] shall be deemed not to have [***]) but not otherwise.

3.2	Subject to satisfaction of the Condition Precedent [***] may [***] all of its [***] on a change of control of the Company by delivering within [***] of such change of control a [***] representing [***] held by it to the Company at the Registered Office together with a duly completed [***] a remittance for the [***] and evidence satisfactory to the Company of the authority of the person signing the [***] on behalf of that [***] For the purposes of this section, change of control shall have the meaning as set out in s840 Income and Corporation Taxes Act 1988.

3.3	The Company shall [***] of the [***] against receipt of the [***] allot to the [***] such number of [***] as is calculated by dividing the pounds sterling figure produced by the number of [***] so exercised by the [***], (rounded down to the nearest integral number of [***]) on terms such that the [***] are credited as fully paid free from all liens, charges, encumbrances and equities whatsoever and with all benefits and rights attaching to them and rank for all purposes pari passu with the [***] already in [***] save that they will not rank [***] or other [***] declared in respect of a record date falling before th[***].

3.4	As soon as reasonably practicable following any [***] and, in any event, within [***] of the relative [***], the Company shall send to the [***]:

3.4.1	If the [***] has notified the Company that it intends to hold [***], a [***] for the [***] to which the [***] is entitled. The [***] may [***] into which the [***] can be delivered should that be the [***] preference in respect of such [***] and

3.4.2	a [***] in respect of the [***] previously represented by the [***] delivered pursuant to sub-condition 3.1 which then remain [***].

3.5	On the business day [***], the amount in US Dollars (US$) to be [***], at the [***], shall be converted to pounds sterling (£) [***].

4	COVENANTS BY THE COMPANY

4.1	Subject to satisfaction of the Condition Precedent at Condition 2.1 the Company shall, so long as any of the [***]:

4.1.1	during the [***] ensure that the Directors of the Company have the power to [***] as would enable the rights of the [***] hereunder and all other [***] for and [***] into [***] to be satisfied in full;

4.1.2	during the [***] at all times keep available [***] out of its authorised but [***] as would enable the rights of the [***] hereunder and all other rights of [***] for and [***] to be satisfied in full;

4.1.3	if any [***] is made to all holders of [***] (or all such holders other than the offeror and/or any company controlled by the [***] to acquire all or a proportion of the [***] forthwith give notice of such offer to the [***] at the same time as any notice thereof is [***] (or as soon as practicable thereafter) that details concerning such offer may be obtained from the Registered Office and use its reasonable endeavours [***] offer is extended in respect of any [***] issued during the period of the offer;

4.1.4	as long as the Company’s [***] is listed on the [***] of the [***], or any other [***] as soon as reasonably practicable [***] of the [***], or other [***] for the [***] to be admitted to [***] such [***]

4.2	Upon the occurrence of a reorganisation or reclassification of the [***] of the Company by way of [***] or by way of a [***] Company’s [***] (each an “Adjustment Event”) after the date on which [***] is granted, the [***] and/or the [***] to be [***] of the [***] shall be adjusted either in such manner as the Company and the [***] agree in writing is appropriate or, failing agreement, in such manner as the Auditors shall certify is appropriate. For the purposes of this Condition 4.2, an adjustment to the [***] or the [***] shall be “appropriate” if, as a consequence of the adjustment, the [***] enjoys the same economic effect on the [***] as if the relevant Adjustment Event had not occurred or arisen. The Company and the [***] shall endeavour to agree any adjustment pursuant to this Condition 4.2 [***] of the Adjustment Event, failing which the adjustment shall be determined in writing at the Company’s cost by the Auditors, in consultation with the Company and the [***] of the relevant Adjustment Event.

4.3	The Auditor’s written determination pursuant to Condition 4.2 shall be binding on the Company and the [***] except in the case of manifest error.

4.4	Adjustments to the [***] and/or the [***] shall be [***] the relevant Adjustment Event was made.

4.5	Within [***] of any adjustment to the [***] and/or the [***] becoming effective the Company shall give notice to the [***] stating:-

4.5.1	the [***] and the [***] in effect immediately preceding the relative adjustment;

4.5.2	brief particulars of the event giving rise to the adjustment;

4.5.3	the amount of that adjustment;

4.5.4	the time from which that adjustment became effective; and

the [***] and the [***] immediately following that adjustment.

4.6	If an effective resolution is passed on or before the last day of the [***] for the voluntary winding-up of the Company then the terms of such scheme of arrangement shall be binding on all the [***] and the terms of this [***] instrument shall terminate and cease to be in force and of any effect

5	MODIFICATION OF RIGHTS

5.1	None of the rights for the time being attached to the [***] may from time to time be altered or abrogated without the consent of the [***]. Any such alteration or abrogation approved by the [***] shall be effected by deed poll executed by the Company and expressed to be supplemental to this [***].

6	REGISTRATION

6.1	The Company shall maintain a [***] the [***] and [***] of all [***] and the number of [***] held by the [***]. The Register shall be kept at the Registered Office.

6.2	[***] is not transferable without the Company’s prior written consent.

6.3	Any change of name or address on the part of any [***] shall promptly be notified to the Company and thereupon the Register shall be altered accordingly. The [***] shall be entitled at all reasonable times during normal business hours to inspect the Register and to take copies thereof.

6.4	If a [***] is [***], it may be renewed on such terms (if any) as to evidence as the Company may require and, in the case of defacement or wearing out, surrender of the old certificate.

7	CERTIFICATION

7.1	Whenever, for whatever reason, these Conditions require that the Auditors certify any matter, the Company shall procure that the Auditors issue the required certificate.

7.2	The Auditors when acting pursuant to these Conditions shall be deemed to be acting as experts and not as arbitrators. Any certificate of the Auditors given pursuant to these Conditions shall, in the absence of manifest error, be conclusive as to the facts stated therein.

8	NOTICES, ETC.

8.1	All certificates, cheques and other documents required or permitted by these Conditions to be sent to the [***] or to which the [***] is entitled or which the Company shall have agreed to [***] may be delivered by hand or sent by post addressed to the [***] at its registered address or, in the case of joint [***], addressed to the joint holder first named in the Register at its registered address, and airmail post shall be used if that address is not in the same territory as the place of posting. All documents delivered or sent in accordance with this sub-condition shall be delivered or sent at the risk of the relative [***].

8.2	Except to the extent that they are inconsistent with these Conditions, all the provisions of the Articles of Association of the Company so far as they relate to notices given or to be given to [***] shall apply mutatis mutandis to notices to the [***].

9	GOVERNING LAW AND JURISDICTION

These Warrants and any non-contractual obligations arising from or in connection with them shall in all respects be governed by and interpreted in [***].

The parties irrevocably agree that the [***] are to have non-exclusive jurisdiction over any dispute (a) arising from or in connection [***] or (b) relating to any non-contractual obligations arising from or in connection [***].

[***]

To:	LIPOXEN PLC

I/We wish to [***] of [***] represented by this [***] and [include a cheque made payable to the Company in] [shall pay by telegraphic transfer direct to the account of Lipoxen plc as noted below.

Bank:	[***]

Account Name:	[***]

Account No:	[***]

IBAN	[***]

SWIFT:	[***]

the amount of [***] pounds (£[***])

Dated: [***] 20[***]

Signed:	1.	2.

	3.	4.

Note:

1	This figure should be derived by multiplying the [***] by the [***] to be issued following the exercise. The number of [***] to be issued can be calculated by dividing the pounds sterling figure produced by the [***] will be [***]
2	The [***] represented by this [***] may, for purposes of their [***] be [***] with the [***] represented by [***] by use of a [***] which may be obtained from the Company.
3	Your attention is drawn to Condition 8 (which relates, inter alia, to the [***] following the [***]).
4	The Company will notify the [***] of the [***] upon request.